UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 29, 2026

Cycurion, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41214	86-3720717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1640 Boro Place, Suite 420C McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 341-6680

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CYCU	The NASDAQ Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $345.00 per share	CYCUW	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 7, 2026, Cycurion, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cycurion Merger Sub-Halo, Inc., Cycurion Merger Sub-havenX, Inc., Halo Privacy, Inc. (“Halo”), havenX, Inc. (“havenX”), and Shareholder Representative Services LLC, as the Company Group Equityholder Representative. The Merger Agreement was previously disclosed in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on May 26, 2026, and a copy of the Merger Agreement was filed as Exhibit 2.1 thereto. Unless otherwise defined herein, capitalized terms used in this Current Report on Form 8-K shall have the meanings ascribed to such terms in the Merger Agreement.

The closing of the transactions contemplated by the Merger Agreement (the “Transactions”) is subject to the satisfaction or waiver of certain closing conditions by the Closing Date as set forth in Article III of the Merger Agreement, including the effectiveness of the Key Employee Agreements, the delivery by Halo and havenX of specified closing deliverables, and the fulfillment of other conditions precedent. If the Closing of the Transactions has not occurred by July 31, 2026 (the “Outside Date”), the parties may terminate the Merger Agreement subject to certain conditions.

As of the date hereof, it is unlikely that Halo and havenX can satisfy a material closing condition by the Outside Date, which requires the Key Employee Agreements to be fully effective prior to closing, because a Key Employee has provided written notice that he will not commence employment with the Company following the closing of the Transactions. In addition, Halo and havenX have still failed to deliver the required audited consolidated financial statements and related financial information, and the Estimated Closing Cash Consideration and supporting calculations, which are closing conditions under the Merger Agreement.

Despite the passage of time and the Company’s efforts to advance the Transactions toward closing, as of the date hereof, Halo and havenX have not delivered the foregoing items in advance of the Outside Date and the Transactions have not been consummated.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCURION, INC.

Date:	July 29, 2026	By:	/s/ L. Kevin Kelly
		Name:	L. Kevin Kelly
		Title:	Chief Executive Officer